UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                 January 3, 2006

                          ----------------------------

                          THE CHILDREN'S INTERNET, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)

           000-29611                                   20-1290331
     (Commission File Number)                   (IRS Employer Identification
                                                          No.)

                               5000 Hopyard Road,
                                    SUITE 320
                              Pleasanton, CA 94588
              (Address of Principal Executive Offices and zip code)

                                  (925)737-0144
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
--------------------------------------------------------------------------------

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of The Children's Internet, Inc. (the "Company") to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Companies, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The actual results of the Company could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 8.01 OTHER EVENTS.

On December 27, 2005, the Company received notice form the Securities and Exchange Commission that the Commission has changed the nature of its investigation from informal to formal. The inquiry is non-public and is not to be construed as an indication by anyone that any violation of law of has occurred nor should it be considered a reflection upon any person, entity or security.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

None

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Qorus Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         The Children's Internet

Date:  January 3, 2006                   By: /s/ Sholeh Hamedani
                                             -----------------------------------
                                             Sholeh Hamedani, President